                                                        Exhibit Index on Page 12



     As filed with the Securities and Exchange Commission on August 12, 1998


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        JUNE 2, 1998
                                                 --------------------------


Commission File Number:    000-22635


                               VORNADO REALTY L.P.
             (Exact name of registrant as specified in its charter)


                DELAWARE                                  13-3925979
(State or other jurisdiction of incorporation)         (I.R.S. Employer
                                                    Identification Number)


PARK 80 WEST, PLAZA II, SADDLE BROOK, NEW JERSEY            07663
    (Address of principal executive offices)              (Zip Code)


                                  (201)587-1000
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

ITEMS 1-4.        NOT APPLICABLE

ITEM 5. On June 2, 1998 Vornado Realty Trust ("Vornado") entered into a proposed Settlement Agreement relating to a purported class action brought by certain limited partners of Mendik Real Estate Limited Partnership ("Mendik RELP"), a publicly traded limited partnership.

                  Under the terms of the Settlement Agreement, Vornado will purchase from the Mendik RELP (i) the Saxon Woods Corporate Center located in Harrison, New York, (ii) a 60% interest in an office building located at Two Park Avenue, in Manhattan (Vornado already owns the other 40%) and (iii) an office building located at 330 West 34th Street, also in Manhattan (collectively, the "Mendik RELP Properties"). The aggregate purchase price is approximately $104 million, including assumed debt of $39 million on the Two Park Avenue property.

                  The settlement, which is expected to be consummated in the third quarter, is subject to the final negotiation and execution of a definitive purchase and sale agreement and court approval; accordingly, there can be no assurance that these transactions will be completed.

                  These transactions will be consummated through subsidiaries of Vornado Realty L.P. (the "Operating Partnership"), a limited partnership of which Vornado owns a 92% limited partnership interest at June 30, 1998 and is the sole general partner.

ITEM 6.           NOT APPLICABLE

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         The Consolidated Financial Statements for Mendik Real Estate Limited Partnership for the Year Ended December 31, 1997 and the Quarters Ended March 31, 1998 and 1997 are included as an exhibit to the Form 8-K filed for Vornado Realty Trust on August 12, 1998, which is incorporated herein by reference.

       There are filed herewith:

         The Condensed Consolidated Pro Forma Balance Sheet of the Operating Partnership as of March 31, 1998 and the Condensed Consolidated Pro Forma Income Statement of the Operating Partnership for the three months ended March 31, 1998 and the year ended December 31, 1997 commencing on page 5, prepared to give pro forma effect to the proposed acquisition of the Mendik RELP Properties and the previously reported acquisitions and investments reflected in the Form 8/K-A filed with the Securities and Exchange Commission on July 15, 1998 for the proposed acquisition of 888 Seventh Avenue, completed acquisitions of 770 Broadway and the additional interest in 570 Lexington Avenue and those previously reported acquisitions (Mendik Company, 90 Park Avenue, Arbor Property Trust, Americold Corporation and URS Logistics, Inc., The Montehiedra Town Center, The Riese Transaction, 15% investment in Charles E.

         Smith Commercial Realty L.P., 40% investment in the Hotel Pennsylvania, 640 Fifth Avenue, One Penn Plaza, 150 East 58th Street and the Merchandise Mart Group of Properties), and the financings attributable thereto.

                                                                          PAGE
                                                                        REFERENCE
                                                                        ---------
         Pro Forma financial information:

            Condensed Consolidated Pro Forma Balance Sheet at
            March 31, 1998 ...............................................  5

            Condensed Consolidated Pro Forma Income Statement
            for the Three Months Ended March 31, 1998 ....................  6

            Condensed Consolidated Pro Forma Income Statement
            for the Year Ended December 31, 1997 .........................  7

            Notes to Condensed Consolidated Pro Forma Financial
            Statements ...................................................  8

         EXHIBIT NO.                 EXHIBIT
         -----------                 -------
            23          Consent of KPMG Peat Marwick LLP


ITEMS 8-9.                 NOT APPLICABLE.

PRO FORMA FINANCIAL INFORMATION:

         The unaudited condensed consolidated pro forma financial information attached presents: (A) the Condensed Consolidated Pro Forma Income Statements of Vornado Realty L.P. (the "Operating Partnership") for the year ended December 31, 1997 and for the three months ended March 31, 1998, as if the following had occurred on January 1, 1997 (i) the proposed acquisitions of the Mendik RELP Properties with the financings attributable thereto and (ii) the previously reported acquisitions and investments reflected in the Form 8-K/A filed with the Securities and Exchange Commission on July 15, 1998 for the proposed acquisition of 888 Seventh Avenue, the completed acquisition of 770 Broadway and the additional interest in 570 Lexington Avenue and previously reported acquisitions (Mendik Company, 90 Park Avenue, Arbor Property Trust, Americold Corporation and URS Logistics, Inc., The Montehiedra Town Center, The Riese Transaction, 15% investment in Charles E. Smith Commercial Realty L.P., 40% investment in The Hotel Pennsylvania, 640 Fifth Avenue, One Penn Plaza, 150 East 58th Street and the Merchandise Mart Group of Properties) and the financings attributable thereto and (B) the Condensed Consolidated Pro Forma Balance Sheet of the Operating Partnership as of March 31, 1998, as if the above acquisitions had occurred on March 31, 1998.

         The unaudited condensed consolidated pro forma financial information is not necessarily indicative of what the Operating Partnership's actual results of operations or financial position would have been had these transactions been consummated on the dates indicated, nor does it purport to represent the Operating Partnership's results of operations or financial position for any future period.

         The unaudited condensed consolidated pro forma financial information should be read in conjunction with the Consolidated Financial Statements and notes thereto included in the Operating Partnership's Annual Report on Form 10-K for the year ended December 31, 1997, the Consolidated Financial Statements and notes thereto included in the Operating Partnership's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, the Consolidated Financial Statements and notes thereto included in Mendik RELP's Annual Report on Form 10-K for the year ended December 31, 1997, and the Consolidated Financial Statements and notes thereto of Mendik RELP's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998. In management's opinion, all adjustments necessary to reflect these transactions have been made.

                 CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET
                                 March 31, 1998
                                   (UNAUDITED)
                             (AMOUNTS IN THOUSANDS)

                                                         HISTORICAL
                                                 -----------------------------
                                                                   PREVIOUSLY        OPERATING
                                                  OPERATING         REPORTED        PARTNERSHIP      PRO FORMA            TOTAL
                                                 PARTNERSHIP      ACQUISITIONS       PRO FORMA      ADJUSTMENTS         PRO FORMA
                                                 -----------      ------------      -----------     ------------       -----------
ASSETS:
      Real estate, net                           $ 1,942,728      $   600,000      $ 2,810,728         $104,000 (A)   $ 2,959,834
                                                                      100,000                            45,106 (C)
                                                                      168,000
      Cash and cash equivalents                      299,761         (187,000)          70,761          (30,000)(A)        70,761
                                                                      (31,000)                           30,000 (B)
                                                                       44,000
                                                                      (55,000)
      Investment in partially-owned
         entities, including investment in
         and advances to Alexander's                 487,555           30,000          548,555          (19,106)(C)       529,449
                                                                       31,000
      Mortgage loans receivable                       91,163                            91,163                             91,163
      Receivable arising from straight-
         lining of rents                              27,776                            27,776                             27,776
      Other assets                                   116,206                           116,206                            116,206
                                                 -----------      -----------      -----------     ------------       -----------
                                                 $ 2,965,189      $   700,000      $ 3,665,189     $    130,000       $ 3,795,189
                                                 ===========      ===========      ===========     ============       ===========

LIABILITIES:
      Notes and mortgages payable                $   729,132      $   327,000      $ 1,101,132     $     39,000 (A)   $ 1,166,132
                                                                       45,000                            26,000 (C)
      Revolving credit facility                      656,000          168,000          423,000           30,000 (B)       453,000
                                                                     (401,000)
      Deferred leasing fee income                     10,026                            10,026                             10,026
      Officer's deferred compensation
         payable                                      25,000                            25,000                             25,000
      Other liabilities                               52,052                            52,052                             52,052
                                                 -----------      -----------      -----------     ------------       -----------
                                                   1,472,210          139,000        1,611,210           95,000         1,706,210

PARTNERS' CAPITAL                                  1,492,979          401,000        2,053,979           35,000 (A)     2,088,979
                                                                      116,000
                                                                       44,000
                                                 -----------      -----------      -----------     ------------       -----------
                                                 $ 2,965,189      $   700,000      $ 3,665,189     $    130,000       $ 3,795,189
                                                 ===========      ===========      ===========     ============       ===========

                CONDENSED CONSOLIDATED PRO FORMA INCOME STATEMENT
                      FOR THE QUARTER ENDED MARCH 31, 1998
                                   (UNAUDITED)
                 (AMOUNTS IN THOUSANDS, EXCEPT PER UNIT AMOUNTS)

                                               HISTORICAL      PREVIOUSLY     OPERATING    HISTORICAL
                                               OPERATING        REPORTED     PARTNERSHIP     MENDIK      PRO FORMA          TOTAL
                                              PARTNERSHIP     ACQUISITIONS    PRO FORMA       RELP       ADJUSTMENTS      PRO FORMA
                                              -----------     ------------   -----------   ----------    -----------      ---------
REVENUES:
       Property rentals                        $  72,365        $  43,549     $ 115,914     $   9,261     $     658 (D)    $ 125,833
       Expense reimbursements                     15,696            2,336        18,032            --            --          18,032
       Other income                                2,150            1,730         3,880            --            --           3,880
                                               ---------        ---------     ---------     ---------     ---------       ---------
                                                  90,211           47,615       137,826         9,261           658         147,745
                                               ---------        ---------     ---------     ---------     ---------       ---------
EXPENSES:
       Operating                                  34,153           22,566        56,719         4,797            --          61,516
       Depreciation and amortization              10,366            6,065        16,431            49           569 (E)       17,049
       General and administrative                  4,947               --         4,947            43            --           4,990
                                               ---------        ---------     ---------     ---------     ---------       ---------
                                                  49,466           28,631        78,097         4,889           569          83,555
                                               ---------        ---------     ---------     ---------     ---------       ---------
Operating income                                  40,745           18,984        59,729         4,372            89          64,190
       Income applicable to Alexander's            1,656               --         1,656            --            --           1,656
       Income from partially owned entities        3,920              474         4,394            --          (433)(F)       3,961
       Interest and other investment
          income                                   7,566             (515)        7,051            63            --           7,114
       Interest and debt expense                 (19,823)          (3,374)      (23,197)       (1,387)         (488)(G)     (25,072)
       Minority interest                              --               --            --          (955)          955 (H)           --
                                               ---------        ---------     ---------     ---------     ---------       ---------
Net income                                        34,064           15,569        49,633         2,093           123          51,849
Preferential allocations                          (2,577)          (1,797)       (2,110)           --          (569)(I)      (1,503)
                                                                    2,264                                     1,176 (Q)
Preferred unit distributions                      (5,423)              --        (5,423)           --            --          (5,423)
                                               ---------        ---------     ---------     ---------     ---------       ---------
Net income applicable to
    Class A units                              $  26,064        $  16,036     $  42,100     $   2,093     $     730       $  44,923
                                               =========        =========     =========     =========     =========       =========
Net income per Class A unit - basic
       (based on 72,165 units and
       91,979 units)                           $    0.36                                                                  $    0.49
                                               =========                                                                  =========
Net income per Class A unit - diluted
       (based on 74,343 units and
       94,167 units)                           $    0.35                                                                  $    0.48
                                               =========                                                                  =========

                CONDENSED CONSOLIDATED PRO FORMA INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
                 (AMOUNTS IN THOUSANDS, EXCEPT PER UNIT AMOUNTS)

                                              HISTORICAL     PREVIOUSLY    OPERATING     HISTORICAL
                                               OPERATING      REPORTED    PARTNERSHIP      MENDIK       PRO FORMA         TOTAL
                                              PARTNERSHIP   ACQUISITIONS   PRO FORMA        RELP       ADJUSTMENTS      PRO FORMA
                                              -----------   ------------  -----------    ----------    -----------      ---------
REVENUES:
       Property rentals                        $ 168,321     $ 280,815     $ 449,136     $  36,189     $   3,471 (J)    $ 488,796
       Expense reimbursements                     36,652        36,991        73,643            --            --           73,643
       Other income                                4,158        13,389        17,547         2,921        (2,921)(P)       17,547
                                               ---------     ---------     ---------     ---------     ---------        ---------
                                                 209,131       331,195       540,326        39,110           550          579,986
                                               ---------     ---------     ---------     ---------     ---------        ---------
EXPENSES:
       Operating                                  74,745       158,300       233,045        20,827            --          253,872
       Depreciation and amortization              22,983        43,745        66,728         5,247        (2,780)(K)       69,195
       General and administrative                 13,580         4,026        17,606           636            --           18,242
       Amortization of officer's deferred
          compensation expense                    22,917            --        22,917            --            --           22,917
                                               ---------     ---------     ---------     ---------     ---------        ---------
                                                 134,225       206,071       340,296        26,710        (2,780)         364,226
                                               ---------     ---------     ---------     ---------     ---------        ---------
Operating Income                                  74,906       125,124       200,030        12,400         3,330          215,760
       Income applicable to Alexander's            7,873            --         7,873            --            --            7,873
       Income from partially owned entities        4,658         6,674        11,332            --          (672)(L)       10,660
       Interest and other investment
          income                                  23,767        (3,830)       19,937           245            --           20,182
       Interest and debt expense                 (42,888)      (57,967)     (100,855)       (6,162)       (1,950)(M)     (108,967)
       Minority interest                              --            --            --        (1,370)        1,370 (N)           --
                                               ---------     ---------     ---------     ---------     ---------        ---------
Net income                                        68,316        70,001       138,317         5,113         2,078          145,508
Preferential allocations                          (7,293)       (9,010)      (16,303)           --          (844)(O)      (17,147)
Preferred unit distributions                     (15,549)       (5,137)      (20,686)           --            --          (20,686)
                                               ---------     ---------     ---------     ---------     ---------        ---------
Net income applicable to
Class A units                                  $  45,474     $  55,854     $ 101,328     $   5,113     $   1,234        $ 107,675
                                               =========     =========     =========     =========     =========        =========
Net income per Class A unit - basic
       (based on 55,098 units and
       84,274 units)                           $    0.83                                                                $    1.28
                                               =========                                                                =========
Net income per Class A unit - diluted
       (based on 57,217 units and
       86,462 units)                           $    0.79                                                                $    1.25
                                               =========                                                                =========

         NOTES TO CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                 (amounts in thousands, except per unit amounts)


The column headed "Historical Mendik RELP" included in the Condensed Consolidated Pro Forma Income Statement for the quarter ended March 31, 1998 and the year ended December 31, 1997, includes the revenues and expenses from the Mendik RELP's Consolidated Statement of Operations for the three months ended March 31, 1998 as filed on Mendik RELP's Form 10-Q and the Consolidated Statement of Operations for the year ended December 31, 1997 as filed on Mendik RELP's Form 10-K. These amounts include the 40% interest in Two Park Avenue that is owned by the Operating Partnership and accordingly, adjustments are required to eliminate this equity investment. Such adjustments are included in the column headed "Pro Forma Adjustments".

The unaudited Condensed Consolidated Pro Forma Financial Statements were prepared to give pro forma effect to the proposed acquisition of the Mendik RELP Properties (330 West 34th Street, Saxon Woods Corporate Center and the additional 60% interest in Two Park Avenue), the previously reported completed acquisitions and investments or proposed acquisitions (Mendik Company, 90 Park Avenue, Arbor Property Trust, Americold Corporation and URS Logistics, Inc., The Montehiedra Town Center, The Riese Transaction, 15% investment in Charles E. Smith Commercial Realty L.P., 40% investment in The Hotel Pennsylvania, 640 Fifth Avenue, One Penn Plaza, 150 East 58th Street, the Merchandise Mart Group of Properties, 888 Seventh Avenue, 770 Broadway and additional interest in 570 Lexington Avenue (all included in the column headed "Previously Reported Acquisitions")) and the financings attributable thereto, for the period of time during 1998 prior to their acquisition. The Pro Forma data for certain previously completed acquisitions, which were disclosed in Form 8-K's previously filed with the Securities and Exchange Commission has been updated to (i) include information through March 31, 1998 and (ii) reflect pro forma adjustments to revenues for straight-line rents for the period, depreciation adjustments based upon the new basis of the acquired assets, interest expense on debt used to fund the acquisition and additional partners' capital.

Acquisitions were consummated through subsidiaries or preferred stock affiliates of Vornado Realty Trust and were recorded under the purchase method of accounting. Net assets have been included in these financial statements since their respective dates of acquisition. The respective purchase costs were allocated to acquired assets and assumed liabilities using their relative fair values as of the closing dates, based on valuations and other studies which are not yet complete. Accordingly, the initial valuations are subject to change as such information is finalized. The Operating Partnership believes that any such change will not be significant since the allocations were principally to real estate.

                 (amounts in thousands, except per unit amounts)

The following adjustments were required to give pro forma effect to the transactions being reported:

Pro Forma March 31, 1998 Balance Sheet:

         (A) Reflects the acquisition of 330 West 34th Street, the Saxon Woods Corporate Center and the additional 60% interest in Two Park Avenue for approximately $104 million, consisting of $30 million in cash, the issuance of $35 million of Class A units (based upon an assumed price of $37.00 per unit) and assumed debt of $39 million on the Two Park Avenue Property.

         (B) Reflects borrowings under the revolving credit facility to fund the cash portion of the purchase price.


         (C) Reflects the reclassification of the equity investment in the original 40% interest in Two Park Avenue into its balance sheet components.

Pro Forma March 31, 1998 Income Statement:

         (D) To adjust property rentals arising from the straight-lining of tenant leases that contain escalations over the lease term.

         (E) To adjust depreciation expense for the new basis of the acquired assets, offset by the elimination of historical depreciation as recorded on the Mendik RELP income statement.

         (F) To eliminate income accounted for under the equity method on the original 40% interest in Two Park Avenue included in the Operating Partnership's historical income statement.

         (G) To record interest expense from borrowings on the revolving credit facility used to finance the cash portion of the acquisition at an assumed borrowing rate of 6.5%.

         (H)      To eliminate historical minority interest in the Mendik RELP.

         (I) To record preferential allocations from incremental income on the acquired properties.

         (Q) To record (i) the decrease in the preferential allocation resulting from the conversion of Class C, D and E units to Class A units, based upon pro forma results and (ii) reflect the balance as a component of net income applicable to Class A units. The calculation of net income per Class A unit - basic and diluted has been adjusted to reflect these units.

                 (amounts in thousands, except per unit amounts)

Pro Forma December 31, 1998 Income Statement:

         (J) To adjust property rentals arising from the straight-lining of tenant leases that contain escalations over the lease term.

         (K) To adjust depreciation expense for the new basis of the acquired assets, offset by the elimination of historical depreciation as recorded on the Mendik RELP income statement.

         (L) To eliminate income accounted for under the equity method on the original 40% interest in Two Park Avenue included in the Operating Partnership's historical income statement.

         (M) To record interest expense from borrowings on the revolving credit facility used to finance the cash portion of the acquisition at an assumed borrowing rate of 6.5%.

         (N)      To eliminate historical minority interest in the Mendik RELP.

         (O) To record preferential allocations from incremental income on the acquired properties.

         (P) To eliminate gain which would not be a part of the proposed future operations of the properties being acquired.


The pro forma adjustments as described above reflect the use of $30,000 in cash for the purchase of the Saxon Woods Corporate Center and 340 West 34th Street and the issuance $35,000 of Class A units to finance the acquisition of the additional 60% interest in Two Park Avenue. This allocation is based upon preliminary information. At closing, if $65,000 of cash is used to finance the entire transaction and no units are issued, pro forma net income would be $44,355 ($.48 per diluted Class A unit) and $105,400 ($1.23 per diluted Class A unit) for the three months ended March 31, 1998 and the year ended December 31, 1997

                               VORNADO REALTY L.P.


                                   SIGNATURES



              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                VORNADO REALTY L.P.
                                           -------------------------------
                                                  (Registrant)



Date: August 12, 1998                         /s/ Irwin Goldberg
                                           -------------------------------
                                                  IRWIN GOLDBERG
                                                 Vice President,
                                             Chief Financial Officer

                                INDEX TO EXHIBITS



     EXHIBIT NO.                                    EXHIBIT
     -----------                                    -------

           23                       Consent of KPMG Peat Marwick LLP